Corporate Headquarters	Shareholder Services
100 High Street, Suite 1000	P.O. Box 2168
Boston, Massachusetts 02110	Denver, Colorado 80201
www.northeastinvestorsgrowthfund.com	1-855-755-NEIG (6344)

Shares of Beneficial Interest
Summary Prospectus
May 1, 2017

Trading Symbol - NTHFX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including the Statement of Additional Information and the most recent reports to shareholders, online at www.northeastinvestorsgrowthfund.com. You can also get this information at no cost by calling 1-855-755-NEIG (6344) or by sending an email to NEIG@alpsinc.com. The Fund’s statutory prospectus, Statement of Additional Information and most recent reports to shareholders are all incorporated into and made part of this Summary Prospectus by reference.

INVESTMENT OBJECTIVE

Northeast Investors Growth Fund (the “Fund”) is a no-load fund whose investment objective is to produce long-term capital appreciation for its shareholders.

FEES AND EXPENSES

These tables describe the fees and expenses that you may pay if you purchase and hold shares of the Fund. Future expenses may be greater or less.

Shareholder Fees
(Fees Paid Directly From Your Investment)
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None
Wire Transfer Fee	$10

Annual Fund Operating Expenses
(Expenses That You Pay Each Year As A Percentage Of The Value Of Your Investment)
Management Fee	0.69%
Distribution (12b-1 Fees)	None
Other Expenses	0.74%
Total Annual Fund Operating Expenses	1.43%

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and redeem at the end of the period. The example also assumes that your investment has a 5% return each year, including reinvested dividends and distributions, and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:	1 Year	3 Years	5 Years	10 Years
	$146	$452	$781	$1,711

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys or sells securities (“turns over” its portfolio). A higher portfolio turnover  rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 20% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund maintains a flexible investment policy which primarily targets common stocks of large domestic companies. The Fund emphasizes well-known companies which it believes to have strong management, solid financial fundamentals and which are established leaders in their industries. These companies are typically recognizable to the consumer in terms of their brand.  There is often a strong correlation between the company’s reputation and the public’s willingness to consume their product or service. The Fund generally invests in companies with market capitalizations in excess of $10 billion.

The investment policy allows the Fund to achieve its objective through the purchase of common stocks of both domestic companies and foreign companies in the form of ADRs. However, the Fund does not intend on investing more than 10% of its net assets in ADRs.

Management will determine when to buy and sell securities for the Fund based on each security’s relative attractiveness in light of the Fund’s primary objective of producing long-term capital appreciation.

The Fund primarily invests in growth stocks which are typically companies that are perceived to have the potential for experiencing faster growth as measured by revenues, earnings or cash flow.  Growth stocks, for example, tend to have above market price-to-earnings ratios.  Growth-oriented companies are often likely to reinvest profits in expansion projects or acquisitions rather than pay dividends.  The Fund does not focus on value stocks which are typically companies that are perceived to be undervalued.  In general, value funds focus on perceived safety rather than growth and as a result, produce more income through dividends.

PRINCIPAL RISKS OF INVESTING IN THE FUND

General: Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment and that you may lose money. Therefore, you should carefully evaluate the risks before you invest in the Fund.

Events in the financial markets have resulted in – and may again in the future cause – increased volatility. In addition, investments which were traditionally liquid may experience periods of diminished liquidity. Due to the interdependence among markets, events in one market may adversely impact other markets or issuers in unforeseen ways. In addition, governmental and regulatory responses to market events may impair the Fund’s ability to pursue certain investment techniques or strategies or may have unexpected consequences on particular markets or issuers.

Equity Securities and Stock Market Risk: Because the Fund invests primarily in common stocks, the value of your investment has the potential to decrease in response to changes in investor perception or to developments in economic, political, regulatory, issuer or market conditions, here or abroad. Different market sectors and different types of equity securities can react differently to these changing conditions. Historically, the performance of the stock market has been more volatile than the performance of the bond market. If a company is liquidated or declares bankruptcy, the claims of owners of bonds will take precedence over the claims of owners of common stocks. In addition, equity securities move in cycles with periods of rising prices and periods of falling prices. Investing in common stocks and other equity securities is generally considered to be riskier than investing in fixed income securities.

Portfolio Risk: Changing economic and market conditions as well as declining fundamentals, such as revenues or earnings per share, associated with individual companies or industries in which the Fund is  invested, can affect the value of your investment. The degree to which the Fund’s share price reacts to these factors will depend upon the Fund’s level of exposure to the companies or industries that are being affected.

“Growth Stock” Volatility Risk: Growth stocks can perform differently and be more volatile than other types of stocks and the market as a whole. Growth stocks may be more sensitive to changes in revenues or earnings news than other types of stocks.

Foreign Securities Risk:  Investing in foreign securities typically involves more risk than investing in U.S. securities.  There is a chance that world events will adversely affect the value of securities issued by companies in foreign countries.  Some of the additional risks include risks related to currency exchange rates as well as unfavorable political, economic or governmental developments.

Manager Risk: There is the chance that poor security selection may result in losses or poor performance even in a rising market as compared to other funds with similar investment philosophies.

Cybersecurity Risk: The attempted theft, loss, misuse or unauthorized access to confidential data related to the Fund or its shareholders has the ability to cause disruptions in the Fund’s operations and may result in financial losses to the Fund and its shareholders. While measures have been developed to reduce the risks associated with such breaches or failures, there is no guarantee that those measures will be effective.

An investment in the Fund is not a complete investment program and you should consider it just one part of your total investment program. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. For a more complete discussion of risk, please turn to page 7 of the Prospectus.

PERFORMANCE INFORMATION

The following performance related information provides some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s performance varied from one calendar year to another over the past ten years.

The Fund may experience short-term swings of performance as suggested by the best and worst calendar quarter returns.

Best quarter: 2nd Quarter 2009, up 14.00%
Worst Quarter: 4th Quarter 2008, down 22.79%

The following table shows the average annual total returns of the Fund compared with those of a relevant market index over set periods of time. The table also presents the impact of taxes on the Fund’s returns.

Average Annual Total Return for the Periods Ended December 31, 2016:

Northeast Investors Growth Fund	1 Year	5 Years	10 Years
Return before taxes	4.39%	10.26%	4.14%
Return after taxes on distributions	3.03%	7.65%	2.69%
Return after taxes on distributions and sale of Fund shares	3.62%	8.04%	3.26%
Standard & Poor’s 500 Index[1]	11.96%	14.66%	6.95%

[1]	The unmanaged Standard & Poor’s 500 IndexTM is shown for comparative purposes only and reflects no adjustments for fees, expenses or taxes.

To calculate after-tax returns, we used the highest individual federal marginal income and capital gains tax rates in effect at the time of each distribution, but we do not take into consideration state or local income taxes. Return after taxes on distributions and sale of Fund shares may  be higher than other returns for the same period due to the tax benefit of realizing a capital loss on the sale of Fund shares. Actual after-tax returns depend on the individual investor’s tax situation and may differ from those shown.

Please note that if you own the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this after-tax information does not apply to your investment, because such accounts are subject to taxes only upon distribution.

Keep in mind that past performance - whether before taxes or after taxes – does not guarantee future results.

FUND MANAGEMENT

Northeast Management & Research Company, Inc. (“NMR”), located at 100 High Street, Boston, MA 02110, is the Fund’s investment manager. As the manager, NMR is responsible for choosing the Fund’s investments. NMR is subject to the general supervision of the Fund’s Trustees.

NMR is a corporation organized in July, 1980 to manage the Fund and at present engages in no other activities.  Nancy M. Mulligan and John F. Francini, Jr. are Co-Portfolio Managers of the Fund and are responsible for the day-to-day management of the Fund’s portfolio; they have served in these capacities since 2007.  Ms. Mulligan is the President of NMR and Northeast Investment Management, Inc. (“NIM”), a registered investment adviser, and is also the President, Trustee and Chairman of the Fund. She has served in these capacities since 2017.  She is also a director of NMR and a portfolio manager of NIM, and has served in these capacities since 2007. Mr. Francini is a director of NMR and vice-president of the Fund; he has served in these capacities since 2007. Mr. Francini is also a portfolio manager of NIM.

PURCHASING AND REDEEMING SHARES

By Telephone/Fax:
You may purchase or redeem shares by telephone
at 1-855-755-NEIG (6344) or by Fax at 1-866-205-1499.

On-Line:
You may purchase or redeem shares on-line
at www.northeastinvestorsgrowthfund.com.

By Mail:
For purchases, mail your check and a completed account application to the Fund. When adding to an existing account, send your check with an Invest-By-Mail form detached from your last statement or you may use the Transaction Request form. For redemptions, mail your Transaction Request form to the Fund. Otherwise, send a signed letter and include your account name, account number, redemption amount (shares or dollars) and form of proceeds (check, wire or ACH bank transfer). Mail to:

By regular mail	By overnight mail
Northeast Investors Growth Fund	Northeast Investors Growth Fund
P.O. Box 2168	ALPS Fund Services, Inc.
Denver, CO 80201	Attn: Transfer Agency
1290 Broadway, Suite 1100
Denver, CO 80203

Shares may be purchased or redeemed by check, wire or by ACH bank transfer. On-line purchases must be made by shareholders through ACH bank transfer; on-line redemptions proceeds will be remitted to shareholders by check or through ACH bank transfer. You generally purchase and redeem shares at the Fund’s next-determined net asset value (NAV) after the Fund receives your request in good order. The NAV is determined only on days when the New York Stock Exchange (NYSE) is open for regular trading. The minimum initial purchase is $1,000 ($500 for IRAs). There is no minimum for subsequent investments; however, there is a $10 minimum for scheduled purchases and scheduled redemptions.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. In those instances, you may be taxed later when you withdraw your investment.

PAYMENTS TO BROKER-DEALERS OR OTHER  FINANCIAL INTERMEDIARIES

The Fund does not pay broker-dealers or financial intermediaries for the sale of Fund shares.

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